497(e)
                                                                       333-05593

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JUNE 15, 2009 TO THE JUNE 8, 2009 PROSPECTUS FOR
ACCUMULATOR(R)
--------------------------------------------------------------------------------


This Supplement updates certain information in the June 8, 2009 prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Accumulator(R) Prospectus. Please note the changes described below.

Please note the following changes, which are applicable throughout the
Prospectus:

o The 4% roll-up rate and 4% Roll-Up to age 80 benefit base (Used for the "Greater of" GMDB I enhanced death benefit, "Greater of " GMDB II enhanced death benefit, GMIB I -- Asset Allocation and GMIB II -- Custom Selection) are not available under your contract. The only roll-up rate available under your contract is the 4.5% roll-up rate. Accordingly, all references to the 4% roll-up rate and 4% Roll-Up to age 80 benefit base are deleted from the Prospectus and replaced with the 4.5% roll-up rate and 4.5% Roll-Up to age 80 benefit base.


1. The following information replaces the information shown under "Example" in "Fee table".

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II -- Custom Selection) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2008, which results in an estimated administrative charge of 0.010% of contract value.

The guaranteed interest option and the account for special dollar cost averaging are not covered by the example. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option and the account for special dollar cost averaging.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



------------------------------------------------------------------------------------------------------------------------------------
                                          If you surrender your contract at the        If you annuitize at the end of the
                                            end of the applicable time period                applicable time period
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio Name                        1 year     3 years    5 years    10 years   1 year     3 years   5 years     10 years
------------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  Multimanager Aggressive Equity        $1,188     $2,094     $3,040      $5,341     N/A       $2,094     $3,040      $5,341
  Multimanager Core Bond                $1,184     $2,082     $3,021      $5,305     N/A       $2,082     $3,021      $5,305
  Multimanager International Equity     $1,218     $2,180     $3,178      $5,590     N/A       $2,180     $3,178      $5,590
  Multimanager Large Cap Core Equity    $1,204     $2,140     $3,114      $5,475     N/A       $2,140     $3,114      $5,475
  Multimanager Large Cap Growth         $1,213     $2,168     $3,159      $5,555     N/A       $2,168     $3,159      $5,555
  Multimanager Large Cap Value          $1,206     $2,146     $3,124      $5,493     N/A       $2,146     $3,124      $5,493
  Multimanager Mid Cap Growth           $1,215     $2,171     $3,163      $5,564     N/A       $2,171     $3,163      $5,564
  Multimanager Mid Cap Value            $1,213     $2,168     $3,159      $5,555     N/A       $2,168     $3,159      $5,555
  Multimanager Small Cap Growth         $1,224     $2,198     $3,207      $5,642     N/A       $2,198     $3,207      $5,642
  Multimanager Small Cap Value          $1,219     $2,183     $3,183      $5,599     N/A       $2,183     $3,183      $5,599
  Multimanager Technology               $1,233     $2,225     $3,251      $5,720     N/A       $2,225     $3,251      $5,720
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
                                          If you do not surrender your contract
                                            at the end of the applicable time
                                                          period
-----------------------------------------------------------------------------------
 Portfolio Name                          1 year    3 years    5 years   10 years
-----------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------
  Multimanager Aggressive Equity          $488     $1,494     $2,540     $5,341
  Multimanager Core Bond                  $484     $1,482     $2,521     $5,305
  Multimanager International Equity       $518     $1,580     $2,678     $5,590
  Multimanager Large Cap Core Equity      $504     $1,540     $2,614     $5,475
  Multimanager Large Cap Growth           $513     $1,568     $2,659     $5,555
  Multimanager Large Cap Value            $506     $1,546     $2,624     $5,493
  Multimanager Mid Cap Growth             $515     $1,571     $2,663     $5,564
  Multimanager Mid Cap Value              $513     $1,568     $2,659     $5,555
  Multimanager Small Cap Growth           $524     $1,598     $2,707     $5,642
  Multimanager Small Cap Value            $519     $1,583     $2,683     $5,599
  Multimanager Technology                 $533     $1,625     $2,751     $5,720
-----------------------------------------------------------------------------------

IM-09-62 (6/09)                                                    142510 (6/09)
9.0 Series NB                                                             x02700

------------------------------------------------------------------------------------------------------------------------------------
                                             If you surrender your contract at the        If you annuitize at the end of the
                                               end of the applicable time period                applicable time period
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                            1 year     3 years    5 years    10 years   1 year     3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  AXA Balanced Strategy                    $1,211     $2,161     $3,149      $5,537     N/A       $2,161     $3,149      $5,537
  AXA Conservative Growth Strategy         $1,209     $2,155     $3,139      $5,520     N/A       $2,155     $3,139      $5,520
  AXA Conservative Strategy                $1,205     $2,143     $3,119      $5,484     N/A       $2,143     $3,119      $5,484
  AXA Growth Strategy                      $1,215     $2,171     $3,163      $5,564     N/A       $2,171     $3,163      $5,564
  AXA Moderate Growth Strategy             $1,212     $2,164     $3,154      $5,546     N/A       $2,164     $3,154      $5,546
  EQ/AllianceBernstein International       $1,204     $2,140     $3,114      $5,475     N/A       $2,140     $3,114      $5,475
  EQ/AllianceBernstein Small Cap Growth    $1,203     $2,137     $3,109      $5,467     N/A       $2,137     $3,109      $5,467
  EQ/AXA Franklin Small Cap Value Core     $1,207     $2,149     $3,129      $5,502     N/A       $2,149     $3,129      $5,502
  EQ/AXA Franklin Templeton Founding
    Strategy Core                          $1,230     $2,216     $3,237      $5,695     N/A       $2,216     $3,237      $5,695
  EQ/AXA Templeton Growth Core             $1,206     $2,146     $3,124      $5,493     N/A       $2,146     $3,124      $5,493
  EQ/BlackRock Basic Value Equity          $1,181     $2,073     $3,006      $5,278     N/A       $2,073     $3,006      $5,278
  EQ/BlackRock International Value         $1,218     $2,180     $3,178      $5,590     N/A       $2,180     $3,178      $5,590
  EQ/Boston Advisors Equity Income         $1,206     $2,146     $3,124      $5,493     N/A       $2,146     $3,124      $5,493
  EQ/Calvert Socially Responsible          $1,203     $2,137     $3,109      $5,467     N/A       $2,137     $3,109      $5,467
  EQ/Capital Guardian Growth               $1,194     $2,109     $3,065      $5,386     N/A       $2,109     $3,065      $5,386
  EQ/Capital Guardian Research             $1,190     $2,100     $3,050      $5,359     N/A       $2,100     $3,050      $5,359
  EQ/Common Stock Index                    $1,158     $2,005     $2,896      $5,075     N/A       $2,005     $2,896      $5,075
  EQ/Core Bond Index                       $1,158     $2,005     $2,896      $5,075     N/A       $2,005     $2,896      $5,075
  EQ/Davis New York Venture                $1,215     $2,171     $3,163      $5,564     N/A       $2,171     $3,163      $5,564
  EQ/Equity 500 Index                      $1,150     $1,983     $2,861      $5,010     N/A       $1,983     $2,861      $5,010
  EQ/Evergreen Omega                       $1,204     $2,140     $3,114      $5,475     N/A       $2,140     $3,114      $5,475
  EQ/Intermediate Government
    Bond Index                             $1,161     $2,014     $2,911      $5,103     N/A       $2,014     $2,911      $5,103
  EQ/International Core PLUS               $1,207     $2,149     $3,129      $5,502     N/A       $2,149     $3,129      $5,502
  EQ/International Growth                  $1,227     $2,207     $3,222      $5,669     N/A       $2,207     $3,222      $5,669
  EQ/JPMorgan Value Opportunities          $1,189     $2,097     $3,045      $5,350     N/A       $2,097     $3,045      $5,350
  EQ/Large Cap Core PLUS                   $1,194     $2,109     $3,065      $5,386     N/A       $2,109     $3,065      $5,386
  EQ/Large Cap Growth Index                $1,160     $2,011     $2,906      $5,094     N/A       $2,011     $2,906      $5,094
  EQ/Large Cap Growth PLUS                 $1,187     $2,091     $3,035      $5,332     N/A       $2,091     $3,035      $5,332
  EQ/Large Cap Value Index                 $1,164     $2,024     $2,926      $5,131     N/A       $2,024     $2,926      $5,131
  EQ/Large Cap Value PLUS                  $1,175     $2,054     $2,976      $5,223     N/A       $2,054     $2,976      $5,223
  EQ/Lord Abbett Growth and Income         $1,199     $2,125     $3,090      $5,431     N/A       $2,125     $3,090      $5,431
  EQ/Lord Abbett Large Cap Core            $1,201     $2,131     $3,100      $5,449     N/A       $2,131     $3,100      $5,449
  EQ/Mid Cap Index                         $1,159     $2,008     $2,901      $5,085     N/A       $2,008     $2,901      $5,085
  EQ/Mid Cap Value PLUS                    $1,194     $2,109     $3,065      $5,386     N/A       $2,109     $3,065      $5,386
  EQ/Money Market                          $1,159     $2,008     $2,901      $5,085     N/A       $2,008     $2,901      $5,085
  EQ/Oppenheimer Global                    $1,253     $2,283     $3,343      $5,882     N/A       $2,283     $3,343      $5,882
  EQ/Oppenheimer Main Street
    Opportunity                            $1,297     $2,409     $3,544      $6,229     N/A       $2,409     $3,544      $6,229
  EQ/Oppenheimer Main Street Small Cap     $1,294     $2,400     $3,529      $6,205     N/A       $2,400     $3,529      $6,205
  EQ/Quality Bond PLUS                     $1,171     $2,045     $2,961      $5,195     N/A       $2,045     $2,961      $5,195
  EQ/Small Company Index                   $1,157     $2,002     $2,891      $5,066     N/A       $2,002     $2,891      $5,066
  EQ/T. Rowe Price Growth Stock            $1,210     $2,158     $3,144      $5,529     N/A       $2,158     $3,144      $5,529
  EQ/UBS Growth and Income                 $1,208     $2,152     $3,134      $5,511     N/A       $2,152     $3,134      $5,511
  EQ/Van Kampen Comstock                   $1,196     $2,116     $3,075      $5,404     N/A       $2,116     $3,075      $5,404
  EQ/Van Kampen Mid Cap Growth             $1,201     $2,131     $3,100      $5,449     N/A       $2,131     $3,100      $5,449
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                                            If you do not surrender your contract
                                              at the end of the applicable time
                                                            period
--------------------------------------------------------------------------------------
 Portfolio Name                             1 year    3 years    5 years    10 years
--------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
  AXA Balanced Strategy                      $511     $1,561     $2,649     $5,537
  AXA Conservative Growth Strategy           $509     $1,555     $2,639     $5,520
  AXA Conservative Strategy                  $505     $1,543     $2,619     $5,484
  AXA Growth Strategy                        $515     $1,571     $2,663     $5,564
  AXA Moderate Growth Strategy               $512     $1,564     $2,654     $5,546
  EQ/AllianceBernstein International         $504     $1,540     $2,614     $5,475
  EQ/AllianceBernstein Small Cap Growth      $503     $1,537     $2,609     $5,467
  EQ/AXA Franklin Small Cap Value Core       $507     $1,549     $2,629     $5,502
  EQ/AXA Franklin Templeton Founding
    Strategy Core                            $530     $1,616     $2,737     $5,695
  EQ/AXA Templeton Growth Core               $506     $1,546     $2,624     $5,493
  EQ/BlackRock Basic Value Equity            $481     $1,473     $2,506     $5,278
  EQ/BlackRock International Value           $518     $1,580     $2,678     $5,590
  EQ/Boston Advisors Equity Income           $506     $1,546     $2,624     $5,493
  EQ/Calvert Socially Responsible            $503     $1,537     $2,609     $5,467
  EQ/Capital Guardian Growth                 $494     $1,509     $2,565     $5,386
  EQ/Capital Guardian Research               $490     $1,500     $2,550     $5,359
  EQ/Common Stock Index                      $458     $1,405     $2,396     $5,075
  EQ/Core Bond Index                         $458     $1,405     $2,396     $5,075
  EQ/Davis New York Venture                  $515     $1,571     $2,663     $5,564
  EQ/Equity 500 Index                        $450     $1,383     $2,361     $5,010
  EQ/Evergreen Omega                         $504     $1,540     $2,614     $5,475
  EQ/Intermediate Government
    Bond Index                               $461     $1,414     $2,411     $5,103
  EQ/International Core PLUS                 $507     $1,549     $2,629     $5,502
  EQ/International Growth                    $527     $1,607     $2,722     $5,669
  EQ/JPMorgan Value Opportunities            $489     $1,497     $2,545     $5,350
  EQ/Large Cap Core PLUS                     $494     $1,509     $2,565     $5,386
  EQ/Large Cap Growth Index                  $460     $1,411     $2,406     $5,094
  EQ/Large Cap Growth PLUS                   $487     $1,491     $2,535     $5,332
  EQ/Large Cap Value Index                   $464     $1,424     $2,426     $5,131
  EQ/Large Cap Value PLUS                    $475     $1,454     $2,476     $5,223
  EQ/Lord Abbett Growth and Income           $499     $1,525     $2,590     $5,431
  EQ/Lord Abbett Large Cap Core              $501     $1,531     $2,600     $5,449
  EQ/Mid Cap Index                           $459     $1,408     $2,401     $5,085
  EQ/Mid Cap Value PLUS                      $494     $1,509     $2,565     $5,386
  EQ/Money Market                            $459     $1,408     $2,401     $5,085
  EQ/Oppenheimer Global                      $553     $1,683     $2,843     $5,882
  EQ/Oppenheimer Main Street
    Opportunity                              $597     $1,809     $3,044     $6,229
  EQ/Oppenheimer Main Street Small Cap       $594     $1,800     $3,029     $6,205
  EQ/Quality Bond PLUS                       $471     $1,445     $2,461     $5,195
  EQ/Small Company Index                     $457     $1,402     $2,391     $5,066
  EQ/T. Rowe Price Growth Stock              $510     $1,558     $2,644     $5,529
  EQ/UBS Growth and Income                   $508     $1,552     $2,634     $5,511
  EQ/Van Kampen Comstock                     $496     $1,516     $2,575     $5,404
  EQ/Van Kampen Mid Cap Growth               $501     $1,531     $2,600     $5,449
-------------------------------------------------------------------------------------

2. The table and example in the Prospectus under the heading "Single life" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" are deleted in their entirety and replaced with the following:

--------------------------------------------------------------------------------
   If you have the GMIB I -- Asset Allocation or GMIB II -- Custom Selection
--------------------------------------------------------------------------------
                                                             B
                    A                            Applicable percentage of
 Applicable percentage of account value   Guaranteed minimum income benefit base
--------------------------------------------------------------------------------
                   5.5%                                    4.5%
--------------------------------------------------------------------------------
For example, if on the Conversion effective date your GMIB I -- Asset
Allocation or GMIB II -- Custom Selection benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $5,500. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 4.5% (the percentage in Column B) equals only $5,175, while $100,000 (the account value) multiplied by 5.5% (the percentage in Column A) equals $5,500. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 5.5%.

On the other hand, if on the Conversion effective date of your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $9,000. This is because $100,000 (the account value) multiplied by 5.5% (the percentage in Column A) equals only $5,500, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 4.5% (the percentage in Column B) equals $9,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 4.5%.


3. The sixth paragraph under "Single life" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.5% to 5.5%.


4. The table and example in the Prospectus under the heading "Joint life/Successor owner" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

---------------------------------------------------------------------------------------------------------
               If you have the GMIB I -- Asset Allocation or GMIB II -- Custom Selection
---------------------------------------------------------------------------------------------------------
                                                                                      B
                                              A                      Applicable percentage of Guaranteed
     Younger spouse's age   Applicable percentage of account value       minimum income benefit base
---------------------------------------------------------------------------------------------------------
             85+                             5.0%                                    3.5%
            80-84                            4.5%                                    3.0%
            75-79                            4.0%                                    2.5%
            70-74                            3.5%                                    2.0%
---------------------------------------------------------------------------------------------------------

For example, if on the Conversion effective date your account value is $100,000, your 4.5% Guaranteed minimum income benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $3,500. This is because $100,000 (the account value) multiplied by 3.5% (the percentage in Column A for the younger spouse's age band) equals only $3,500, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 2.0% (the percentage in Column B for the younger spouse's age band) equals $3,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 3.5%.


5. The sixth paragraph under "Joint life/Successor owner" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.0%, and your Guaranteed annual withdrawal amount would increase to $6,400.

6. The fourth paragraph in the Prospectus under the heading "Effect of Excess withdrawals" under "Guaranteed withdrawal benefit for life" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $4,500 (4.5% of $100,000). You take an initial withdrawal of $8,000. You have withdrawn 10% of your Annuity Account Value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $4,050 (4.5% of $90,000), instead of the original $4,500. See "How withdrawals affect your GWBL" later in this Prospectus.


7.  The first bullet point in the seventh paragraph under the heading "Appendix
    II: Purchase considerations for QP contracts" is deleted in its entirety and replaced with the following:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 4.5% of the Guaranteed minimum income benefit Roll-Up benefit base;


8. The information in the Prospectus under the heading "Appendix III: Enhanced death benefit example" is deleted in its entirety and replaced with the following:

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:



------------------------------------------------------------------------------------------
  End of
 contract                          4.5% Roll-Up to age 80      Annual Ratchet to age 80
   year         Account value          benefit base                 benefit base
------------------------------------------------------------------------------------------
     1            $105,000             $104,500 (3)                 $105,000 (1)
------------------------------------------------------------------------------------------
     2            $115,500             $109,203 (3)                 $115,500 (1)
------------------------------------------------------------------------------------------
     3            $129,360             $114,117 (3)                 $129,360 (1)
------------------------------------------------------------------------------------------
     4            $103,488             $119,252 (3)                 $129,360 (2)
------------------------------------------------------------------------------------------
     5            $113,837             $124,618 (3)                 $129,360 (2)
------------------------------------------------------------------------------------------
     6            $127,497             $130,226 (4)                 $129,360 (2)
------------------------------------------------------------------------------------------
     7            $127,497             $136,086 (4)                 $129,360 (2)
------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 80

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 4.5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 4.5% Roll-Up to age 80 or the Annual Ratchet to age 80.

(3) At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4) At the end of contract years 6 and 7, the enhanced death benefit will be based on 4.5% Roll-Up to age 80.

9. The information under "Appendix IV: Hypothetical illustrations" is deleted in its entirety and replaced with the following:

   ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II enhanced death benefit, the Earnings enhancement benefit and the GMIB II -- Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for an Accumulator(R) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.42)% and 3.58% for the Accumulator(R) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the GMIB II -- Custom Selection and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II enhanced death benefit charge, the Earnings enhancement benefit charge, the GMIB II -- Custom Selection charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the GMIB II -- Custom Selection is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the GMIB II -- Custom Selection has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.58%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.30% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity
Accumulator(R)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 4.5% Roll-Up to age 80 or Annual Ratchet to age 80 Guaranteed minimum death benefit ("Greater of" GMDB II)
  Earnings enhancement benefit
  Guaranteed minimum income benefit II - Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80,

                                                         Greater of 4.5%
                                                         Roll-Up to age
                                                        80 or the Annual                                Lifetime Annual
                                                         Ratchet to age                        Guaranteed Minimum Income Benefit
                                                          80 Guaranteed                        ----------------------------------
                                                          Minimum Death
                                                             Benefit       Total Death Benefit
                                                        ("Greater of" GMDB  with the Earnings     Guaranteed       Hypothetical
                   Account Value        Cash Value             II)         enhancement benefit      Income            Income
       Contract ------------------- ------------------ ------------------- ------------------- ----------------- ----------------
 Age     Year       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        1     100,000  100,000    93,000    93,000  100,000   100,000   100,000   100,000     N/A      N/A      N/A      N/A
 61        2      95,146  101,125    88,146    94,125  104,500   104,500   106,300   106,300     N/A      N/A      N/A      N/A
 62        3      90,333  102,193    84,333    96,193  109,203   109,203   112,884   112,884     N/A      N/A      N/A      N/A
 63        4      85,554  103,196    79,554    97,196  114,117   114,117   119,763   119,763     N/A      N/A      N/A      N/A
 64        5      80,804  104,129    75,804    99,129  119,252   119,252   126,953   126,953     N/A      N/A      N/A      N/A
 65        6      76,079  104,985    73,079   101,985  124,618   124,618   134,465   134,465     N/A      N/A      N/A      N/A
 66        7      71,372  105,756    70,372   104,756  130,226   130,226   142,316   142,316     N/A      N/A      N/A      N/A
 67        8      66,677  106,435    66,677   106,435  136,086   136,086   150,521   150,521     N/A      N/A      N/A      N/A
 68        9      61,990  107,013    61,990   107,013  142,210   142,210   159,094   159,094     N/A      N/A      N/A      N/A
 69       10      57,305  107,481    57,305   107,481  148,610   148,610   168,053   168,053     N/A      N/A      N/A      N/A
 74       15      33,607  107,838    33,607   107,838  185,194   185,194   219,272   219,272   10,093   10,093   10,093   10,093
 79       20       8,985  103,808     8,985   103,808  230,786   230,786   283,100   283,100   14,309   14,309   14,309   14,309
 80       21       3,883  102,322     3,883   102,322  241,171   241,171   297,640   297,640   15,339   15,339   15,339   15,339

After conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 80

                                                      Greater of 4.5%
                                                      Roll-Up to age
                                                     80 or the Annual
                                                      Ratchet to age
                                                       80 Guaranteed
                                                       Minimum Death
                                                          Benefit       Total Death Benefit
                                                    ("Greater of" GMDB   with the Earnings     GWBL Benefit     Guaranteed Annual
                  Account Value      Cash Value             II)         enhancement benefit        Base         Withdrawal Amount
       Contract ----------------- ----------------- ------------------- ------------------- ------------------- -----------------
 Age     Year      0%       6%       0%       6%        0%        6%        0%        6%        0%        6%       0%       6%
----- --------- ------- --------- ------- --------- --------- --------- --------- --------- --------- --------- -------- -------
 80      21      3,883   102,322   3,883   102,322  241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853
 84      25          0    95,853       0    95,853  241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853
 89      30          0    86,530       0    86,530  241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853
 94      35          0    75,611       0    75,611  241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853
 95      36          0    73,213       0    73,213  241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

 Accumulator(R) is issued by and is a registered service mark of AXA Equitable
                     Life Insurance Company (AXA Equitable).
 Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC, 1290
                             Avenue of the Americas,
                               New York, NY 10104.

    Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.


                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

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